Exhibit 10.2

Execution Copy

Guarantee

THIS GUARANTEE dated and effective as of October 4, 2010 (this “Agreement”), by each of the signatories listed on the signature pages hereto and each of the other entities that becomes a party hereto pursuant to Section 4.12 (the “Guarantors”), in favor of the Administrative Agent for the benefit of the Secured Parties.

Reference is made to the Credit Agreement dated as of October 4, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), between, among others, 6922767 HOLDING S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, whose registered office is located at 13-15 avenue de la Liberté, L-1931 Luxembourg, with a share capital of EUR 1,184,793,767 and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 136762 (“Luxembourg”) (the “Company”), CHC HELICOPTER HOLDING S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, whose registered office is located at 13-15 avenue de la Liberté, L-1931 Luxembourg, with a share capital of EUR 12,500 and registered with the Luxembourg Register of Commerce and Companies under number B 155574 (the “Parent”), CHC HELICOPTER S.A., a public limited liability company (société anonyme) organized under the laws of Luxembourg whose registered office is located at 13-15 avenue de la Liberté, L-1931 Luxembourg, and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 139673 (the “Initial Borrower”), the LENDERS party hereto from time to time, HSBC BANK PLC, as administrative agent (in such capacity, together with any successor administrative agent appointed pursuant to the provisions of Article VIII, the “Administrative Agent”), HSBC CORPORATE TRUSTEE COMPANY (UK) LIMITED, as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to the provisions of Article VIII, the “Collateral Agent”) for the Lenders, MORGAN STANLEY SENIOR FUNDING, INC. (“Morgan Stanley”), as syndication agent (in such capacity, the “Syndication Agent”), Morgan Stanley, HSBC Securities (USA) Inc., RBC Capital Markets Corporation and UBS Securities LLC as joint lead arrangers and joint bookrunners (in such capacity, the “Joint Lead Arrangers”) and Royal Bank of Canada and UBS Securities LLC as Documentation Agents.

The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each Guarantor is an Affiliate of a Borrower or a Borrower, will derive substantial benefits from the extension of credit to such Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and Lenders or Affiliates of Lenders to enter into Interest Rate Agreements, Currency Agreements or Commodity Agreements and arrangements constituting Cash Management Obligations. Accordingly, the parties hereto agree as follows:

Article I.

DEFINITIONS

Section 1.01 Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

Section 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Australian Guarantor” means any Guarantor incorporated or established (as applicable) in Australia.

“Barbados Guarantor” means any Guarantor incorporated or established (as applicable) in Barbados.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Dutch Guarantor” means any Guarantor incorporated or established (as applicable) in the Netherlands.

“Guarantors” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Indenture” means the Indenture, dated as of October 4, 2010, among the Company, the Guarantors, The Bank of New York Mellon, as trustee and HSBC Corporate Trustee Company (UK) Limited, as collateral agent.

“Irish Guarantor” means any Guarantor incorporated or established (as applicable) in Ireland.

“Luxembourg Guarantor” means any Guarantor incorporated or established (as applicable) in Luxembourg.

“Norwegian Guarantor” means any Guarantor incorporated or established (as applicable) in Norway.

“Secured Parties” means the Finance Parties and any Lender or Affiliate of a Lender to whom Hedging Obligations or Cash Management Obligations are owed.

“Swedish Guarantor” means any Guarantor incorporated or established (as applicable) in Sweden.

“UK Guarantor” means any Guarantor incorporated or established (as applicable) in the United Kingdom.

“US Guarantor” means any Guarantor incorporated or established (as applicable) in the United States of America.

Article II.

GUARANTEE

Section 2.01 Guarantee. Subject to any limitation referred to in Sections 2.09 (Limitations on guarantees by Dutch Guarantors) to 2.16 (Limitations on guarantees by Barbados Guarantors) or in any Guarantee Supplement, each Guarantor absolutely, irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Super Senior Secured Obligations. Each Guarantor further agrees that the Super Senior Secured Obligations may be extended, modified, substituted, amended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Super Senior Secured Obligation. Each Guarantor unconditionally and irrevocably waives, to the extent permitted by law, notice of nonperformance, acceleration, presentment to, demand of payment from and protest to any Borrower or any other Loan Party of any of the Super Senior Secured Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. For the avoidance of doubt, with respect to any Borrower organized under the laws of the United States, no Subsidiary of such Borrower that is not organized under the laws of the United States and that is a “controlled foreign corporation” under Section 957 of the Code shall guarantee or support any Super Senior Secured Obligation of such Borrower; provided, however, that the parties hereto acknowledge that a pledge of the issued and outstanding Equity Interests in any Borrower shall not constitute support of any Super Senior Secured Obligation by such Borrower.

Section 2.02 Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Super Senior Secured Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of a Borrower or any other Person.

Section 2.03 No Limitations, etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided for in Section 4.11 and subject to any limitation referred to in Sections 2.09 (Limitations on guarantees by Dutch Guarantors) to 2.16 (Limitations on guarantees by Barbados Guarantors) or in any Guarantee Supplement, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Super Senior Secured Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

(i) the failure of the Administrative Agent, the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement;

(iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any Collateral or any other collateral securing the Super Senior Secured Obligations;

(iv) any default, failure or delay, willful or otherwise, in the performance of the Super Senior Secured Obligations;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Super Senior Secured Obligations);

(vi) any illegality, lack of validity or enforceability of any Super Senior Secured Obligation;

(vii) any change in the corporate existence, structure or ownership of any Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting such Borrower or such Borrower’s assets or any resulting release or discharge of any Super Senior Secured Obligation;

(viii) the existence of any claim, set-off or other rights that the Guarantor may have at any time against any Borrower, the Administrative Agent, the Collateral Agent, or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim; and

(ix) any other circumstance (including without limitation, the expiration of any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, any Borrower or any Guarantor (including such Guarantor) or any other guarantor or surety.

Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Super Senior Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion (subject to the terms of the other Loan Documents) or to release or substitute any one or more other guarantors or obligors upon or in respect of the Super Senior Secured Obligations, all without affecting the obligations of any Guarantor hereunder. Each Guarantor acknowledges that its guarantee is continuing in nature and applies to all Super Senior Secured Obligations, whether existing now or in the future. Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Article 2 are knowingly made in contemplation of such benefits.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Loan Party or the unenforceability of the Super Senior Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Super Senior Secured Obligations. The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Super Senior Secured Obligations, make any other accommodation with any Borrower or any other Loan Party or exercise any other right or remedy available to them against any Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Super Senior Secured Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Loan Party, as the case may be, or any security.

Section 2.04 Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Super Senior Secured Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of any Borrower, any other Loan Party or otherwise.

Section 2.05 Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any Super Senior Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Super Senior Secured Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against any Borrower, or other Loan Party or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article 3.

Section 2.06 Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of each Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Super Senior Secured Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

Section 2.07 Maximum Liability. Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each US Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 6.02).

Section 2.08 Payments Free and Clear of Taxes, etc. Any and all payments made by any Guarantor under or in respect of this Agreement or any other Loan Document shall be made, in accordance with Section 2.19 of the Credit Agreement.

Section 2.09 Limitations on guarantees by Dutch Guarantors. Notwithstanding any other provision of this Section 2, the guarantee, indemnity and other obligations of any Dutch Guarantor or any of its subsidiaries expressed to be assumed in this Section 2 shall be deemed not to be assumed by such Guarantor or subsidiary to the extent that the same would constitute unlawful financial assistance within the meaning of Section 2:98c or Section 2:207c of the Dutch Civil Code (the “Prohibition”), and the provisions of this Agreement and the other Finance Documents shall be construed accordingly. For the avoidance of doubt it is expressly acknowledged that the relevant Guarantors and subsidiaries will continue to guarantee all such obligations which, if included, do not constitute a violation of the Prohibition.

Section 2.10 Limitations on guarantees by UK Guarantors. The guarantee, undertaking and indemnity in this Section 2, does not apply to any liability to the extent that it would result in the guarantee, undertaking and indemnity in this Section 2, constituting unlawful financial assistance within the meaning of sections 678 or 679 of the Companies Act 2006 or result in an unlawful return or reduction of the capital of any UK Guarantor.

Section 2.11 Limitations on guarantees by Norwegian Guarantors. Notwithstanding the other provisions of this Agreement, the guarantee, undertaking and indemnity in this Section 2 of any Norwegian Guarantor:

(a) shall be limited, if (and only if) required by the mandatory provisions of law applicable (including, but not limited to, if applicable, the provisions of sections 8-7 and 8-10 cf. sections 1-3 and 1-4 of the Norwegian Limited Companies Act 1997 regulating unlawful financial assistance and other prohibited loans, guarantees and joint and several liability as well as providing of security), and it is understood and agreed that the liability of each Norwegian Guarantor only applies to the extent permitted by the above mentioned provisions of the Norwegian Limited Companies Act 1997 and that such provisions could have the effect of reducing the amount of the obligations or liability assumed and/or the amount guaranteed to zero; and

(b) shall in no event exceed U.S.$450,000,000 plus any unpaid amount of interest, fees, liability, costs and expenses hereunder and under the other Loan Documents.

Section 2.12 Limitations on guarantees by Luxembourg Guarantors. The obligations of a Luxembourg Guarantor under this Section 2 (a “Luxembourg Guarantee”):

(a) shall at all times be limited to an aggregate amount not exceeding the greater of:

(i) the aggregate of all principal amounts (if any) borrowed by that Guarantor from one or more other members of the Group that have been financed directly or indirectly by a borrowing under the Loan Documents;

(ii) 90 per cent. of the Guarantor’s own funds (capitaux propres, as referred to in article 34 of the Luxembourg law of 19 December 2002 on the commercial register and annual accounts) as reflected in its last annual accounts duly approved and available on the date of payment under the Finance Documents; and

(iii) 90 per cent. of the Guarantor’s own funds (capitaux propres, as referred to in article 34 of the Luxembourg law of 19 December 2002 on the commercial register and annual accounts) as reflected in its last annual accounts duly approved and available as at the date of execution of this Agreement, save to the extent that the Luxembourg Guarantee relates to the obligations of a direct or indirect subsidiary of the relevant Guarantor; and

(b) shall not include any obligation which, if incurred, would constitute an abuse of assets as defined by article 171-1 of the Luxembourg law on commercial companies dated 10 August 1915 as amended.

For the avoidance of doubt, the above limitation shall apply to the obligations of any Luxembourg Guarantor under this Section 2 without duplication with any limitation to the guarantee obligations of the same under the Indenture.

Section 2.13 Limitations on guarantees by Australian Guarantors. Notwithstanding any other provision of this Agreement, the parties agree that in respect of the Australian Guarantors, the provisions of this Agreement and the obligations incurred under this Agreement, insofar as such obligations may constitute unlawful financial assistance under Section 260A of the Corporations Act 2001 (Cwlth), have no effect in respect of and do not apply to any Australian Guarantor until such time as the steps set out in Section 260B of the Corporations Act 2001 (Cwlth) have been complied with and all statutory periods required under Section 260B have elapsed.

Section 2.14 Limitations on guarantees by Swedish Guarantors. Notwithstanding the other provisions of this Section 2, the obligations of the Swedish Guarantor shall be limited if (and only if) and to the extent required by an application of the provisions of the Swedish Companies Act (Aktiebolagslagen) regulating distribution of assets (including profits and dividends and any other form of transfer of value (värdeöverföring) within the meaning of the Swedish Companies Act), provided that all steps open to the Swedish Guarantor and all its shareholders to authorize its obligations under this Section 2 have been taken. It is agreed that the liability of the Swedish Guarantor under this Section 2 in respect of such obligations only applies to the extent permitted by the above mentioned provisions of the Swedish Companies Act.

Section 2.15 Limitations on guarantees by Irish Guarantors. The guarantee, undertaking and indemnity in this Section 2, does not apply to any liability or indebtedness to the extent that it would result in the guarantee, undertaking and indemnity in this Section 2, constituting unlawful financial assistance within the meaning of Section 60 of the Companies Act 1963.

Section 2.16 Limitations on guarantees by Barbados Guarantors. Notwithstanding any other provision of this Section 2, the guarantee, indemnity and other obligations of any Barbados Guarantor expressed to be assumed in this Section 2 shall be deemed not to be assumed by such Guarantor to the extent that the same would result in circumstances prejudicial to such Guarantor as outlined in Section 53 of the Companies Act Cap 308 of the laws of Barbados (the “Barbados Act”) and to the extent that the same is not permitted under Section 54 of the Act and the provisions of this Agreement and other Finance Documents shall be construed accordingly. For the avoidance of doubt it is expressly acknowledged that the relevant Guarantors will continue to guarantee all such obligations which, if included, do not constitute a violation of Section 53 of the Barbados Act.

Article III.

INDEMNITY, SUBROGATION AND SUBORDINATION

Section 3.01 Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03), the Borrowers agree that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of any Super Senior Secured Obligation of a Borrower, the Initial Borrower shall indemnify such Guarantor for the full amount of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a Super Senior Secured Obligation of a Borrower, the Initial Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

Section 3.02 Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Guarantor (other than the Initial Borrower) hereunder in respect of any Super Senior Secured Obligation or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Super Senior Secured Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Initial Borrower as provided in Section 3.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.12, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Guarantor under Section 3.01 to the extent of such payment.

Section 3.03 Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 shall be fully subordinated to the indefeasible payment in full in cash of the Super Senior Secured Obligations. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Super Senior Secured Obligations.

Article IV.

MISCELLANEOUS

Section 4.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Initial Borrower, with such notice to be given as provided in Section 9.01 of the Credit Agreement.

Section 4.02 Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

(b) For the purpose of Articles 1278 et seq. of the Luxembourg Civil Code and any other relevant legal provisions, the Secured Parties and the Administrative Agent expressly reserve and the Guarantors agree to the preservation of the guarantee provided for herein in case of assignment, novation, amendment or any other transfer of any rights under the Loan Documents.

Section 4.03 Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) The Parties hereto agree that the Administrative Agent shall be entitled to indemnification as provided in Section 9.05 of the Credit Agreement.

(c) Any such amounts payable as provided hereunder shall be additional Super Senior Secured Obligations secured hereby and by the other Security Documents. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Super Senior Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 4.03 shall be payable on written demand therefor.

Section 4.04 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 4.05 Waivers; Amendment. (a) No failure or delay by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, the Collateral Agent, any Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.05, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Revolving Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

Section 4.06 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.06.

Section 4.07 Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 4.08 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original; provided, however, that any such delivery shall be followed promptly by delivery of the manually signed original.

Section 4.09 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 4.10 Jurisdiction; Consent to Service of Process. (a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Initial Borrower at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement, such service to be effective upon receipt. Nothing in this Agreement will affect the right of any party hereto or any Secured Party to serve process in any other manner permitted by law. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any party hereto or its properties in the courts of any jurisdiction.

(b) Each party to this Agreement irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 4.11 Termination or Release. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, automatically and without the need for any further action by any person, the Guarantee of a Guarantor will be released: (A) in connection with any sale, disposition or transfer of all or substantially all of the assets of that Guarantor (including by way of merger, amalgamation or consolidation) to a Person that is not (either before or after giving effect to such transaction) the Company or a Restricted Subsidiary of the Company, if such sale, disposition or transfer is not prohibited by Section 6.03 or 6.06 of the Credit Agreement; (B) in connection with any sale, disposition or transfer of all of the Capital Stock of that Guarantor to a Person that is not (either before or after giving effect to such transaction) the Company or a Restricted Subsidiary of the Company, if the sale, disposition or transfer is not prohibited by Section 6.03 or 6.06 of the Credit Agreement; or (C) if the Company designates any Restricted Subsidiary that is a Guarantor to be an Unrestricted Subsidiary in accordance with the applicable provisions of the Credit Agreement.

(b) This Guarantee shall terminate, and each Guarantor shall automatically and without the need for any further action by any be released from its obligations thereunder when all the Obligations under the Loan Documents are paid in full, all Commitments have terminated or expired and no Letter of Credit is outstanding that is not cash collateralized or backstopped.

(c) The Administrative Agent and the Collateral Agent shall promptly (and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Guarantor and at such Guarantor’s expense to evidence or effect any release or termination provided for in this Section 4.11.

Section 4.12 Additional Guarantors. Any Subsidiary may become a party hereto by signing and delivering to the Administrative Agent a Guarantee Supplement, substantially in the form of Exhibit I hereto (with such changes and modifications thereto as may be required by the laws of any applicable foreign jurisdiction), and an Administrative and Collateral Agent Appointment Deed Accession Agreement, substantially in the form of Exhibit K to the Credit Agreement, whereupon such Subsidiary shall becomes a “Guarantor” and defined herein with the same force and effect as if originally named as a Guarantor. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

Section 4.13 Credit Agreement. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer or other representative as of the day and year first above written.

Guarantors:

CHC HELICOPTER S.A.
By its authorized signatory:

/s/ Paul Lamberts
Name: Paul Lamberts
Title:

6922767 HOLDING S.À R.L.
By its authorized signatory:

/s/ Paul Lamberts
Name: Paul Lamberts
Title:

CHC HELICOPTER HOLDING S.À R.L.
By its authorized signatory:

/s/ Paul Lamberts
Name: Paul Lamberts
Title:

[Guarantee]

SIGNED by Rick Davis	)
)
as attorney for LLOYD BASS	)
STRAIT HELICOPTERS PTY.	)
LTD. under power of attorney dated	)
in the presence of:	)
)
/s/ Martin Lockyer	)	/s/ Rick Davis
)
Signature of witness	)	By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
)
Martin Lockyer	)
Name of witness (block letters))

SIGNED by Rick Davis	)
)
as attorney for LLOYD	)
HELICOPTER SERVICES PTY.	)
LTD. under power of attorney dated	)
in the presence of:	)
)
/s/ Martin Lockyer	)	/s/ Rick Davis
)
Signature of witness	)	By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
)
Martin Lockyer	)
Name of witness (block letters))

[Guarantee]

SIGNED by Rick Davis	)
)
as attorney for LLOYD	)
HELICOPTERS	)
INTERNATIONAL PTY. LTD. in	)
its own capacity and as trustee of	)
the AUSTRALIAN	)
HELICOPTERS TRUST under	)	/s/ Rick Davis
power of attorney dated	)
in the presence of:	)	By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
)
/s/ Martin Lockyer	)
)
Signature of witness

Martin Lockyer
Name of witness (block letters)

SIGNED by Rick Davis	)
)
as attorney for LLOYD	)
HELICOPTERS PTY. LTD. under	)
power of attorney dated	)
in the presence of:	)
)
/s/ Martin Lockyer	)	/s/ Rick Davis
)
Signature of witness	)	By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
)
Martin Lockyer	)
Name of witness (block letters))

[Guarantee]

SIGNED by Rick Davis	)
)
as attorney for LLOYD OFF-)
SHORE HELICOPTERS PTY.	)
LTD. under power of attorney dated	)
in the presence of:	)
)
/s/ Martin Lockyer	)	/s/ Rick Davis
)
Signature of witness	)	By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
)
Martin Lockyer	)
Name of witness (block letters))

[Guarantee]

CHC CAPITAL (BARBADOS) LIMITED

By:	/s/ Barabara O’ Gorman
Name: Barbara O’Gorman
Title: Authorized Signatory

CHC HELICOPTERS (BARBADOS) LIMITED

By:	/s/ Barabara O’ Gorman
Name: Barbara O’Gorman
Title: Authorized Signatory

[Guarantee]

CHC GLOBAL OPERATIONS (2008) INC.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Senior Vice President & CFO

CHC GLOBAL OPERATIONS INTERNATIONAL INC.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Senior Vice President & CFO

HELI-ONE CANADA INC.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Senior Vice President & CFO

HELI-ONE LEASING INC.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Senior Vice President & CFO

HELI-ONE (U.S.) INC.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Senior Vice President & CFO

[Guarantee]

HELI-ONE HOLDINGS (UK) LIMITED

By:	/s/ Rick Davis
Name: Rick Davis
Title: Senior Vice President & CFO

Before this Witness:	/s/ Martin Lockyer
Full Name: Martin Lockyer
Address: 2335 133rd Street, Surrey, BC V4A 9T7

Occupation: Executive

HELIWORLD LEASING LIMITED

By:	/s/ Rick Davis
Name: Rick Davis
Title: Authorized Signatory

Before this Witness:	/s/ Martin Lockyer
Full Name: Martin Lockyer
Address: 2335 133rd Street, Surrey, BC V4A 9T7

Occupation: Executive

MANAGEMENT AVIATION LIMITED

By:	/s/ Rick Davis
Name: Rick Davis
Title: Authorized Signatory

Before this Witness:	/s/ Martin Lockyer
Full Name: Martin Lockyer
Address: 2335 133rd Street, Surrey, BC V4A 9T7

Occupation: Executive

[Guarantee]

NORTH DENES AERODROME LIMITED

By:	/s/ Rick Davis
Name: Rick Davis
Title: Authorized Signatory

Before this Witness:	/s/ Martin Lockyer
Full Name: Martin Lockyer
Address: 2335 133rd Street, Surrey, BC V4A 9T7

Occupation: Executive

[Guarantee]

CAPITAL AVIATION SERVICES B.V.
by CHC HOOFDDORP B.V., the sole Director of Capital Aviation Services B.V.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Attorney-in-Fact

CHC DEN HELDER B.V.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Attorney-in-Fact

CHC HOLDING NL B.V.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Attorney-in-Fact

CHC HOOFDDORP B.V.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Attorney-in-Fact

CHC NETHERLANDS B.V.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Attorney-in-Fact

[Guarantee]

HELI-ONE (NETHERLANDS) B.V.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Attorney-in-Fact

HELI-ONE DEFENCE B.V.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Attorney-in-Fact

[Guarantee]

CHC NORWAY ACQUISITION CO AS

By:	/s/ Rick Davis
Name: Rick Davis
Title: Authorized Signatory

HELICOPTER SERVICES GROUP AS

By:	/s/ Rick Davis
Name: Rick Davis
Title: Authorized Signatory

HELI-ONE (EUROPE) AS

By:	/s/ Rick Davis
Name: Rick Davis
Title: Authorized Signatory

HELI-ONE (NORWAY) AS

By:	/s/ Rick Davis
Name: Rick Davis
Title: Authorized Signatory

HELI-ONE LEASING (NORWAY) AS

By:	/s/ Rick Davis
Name: Rick Davis
Title: Authorized Signatory

INTEGRA LEASING AS

By:	/s/ Rick Davis
Name: Rick Davis
Title: Authorized Signatory

[Guarantee]

HELIKOPTER SERVICE AS (FORMERLY SCANCOPTER AS)

By:	/s/ Rick Davis
Name: Rick Davis
Title: Authorized Signatory

[Guarantee]

CHC HOLDING (UK) LIMITED

By:	/s/ Martin Lockyer
Name: Martin Lockyer
Title: Authorized Signatory

Before this Witness:	/s/ Rick Davis
Full Name: Rick Davis
Address: 14963 23rd Street, Surrey, BC V4A 9X3

Occupation: Executive

HELI-ONE (U.K.) LIMITED

By:	/s/ Martin Lockyer
Name: Martin Lockyer
Title: Authorized Signatory

Before this Witness:	/s/ Rick Davis
Full Name: Rick Davis
Address: 14963 23rd Street, Surrey, BC V4A 9X3

Occupation: Executive

LLOYD HELICOPTER SERVICES LIMITED

By:	/s/ Martin Lockyer
Name: Martin Lockyer
Title: Authorized Signatory

Before this Witness:	/s/ Rick Davis
Full Name: Rick Davis
Address: 14963 23rd Street, Surrey, BC V4A 9X3

Occupation: Executive

[Guarantee]

CHC SWEDEN AB

By:	/s/ Rick Davis
Name: Rick Davis
Title: Officer of Heli-One Canada Inc.

HELI-ONE USA INC.

By:	/s/ Rick Davis
Name: Rick Davis
Title: Senior Vice President & CFO

[Guarantee]

JUSTINVALE LIMITED

EXECUTED AND DELIVERED AS A DEED
by the duly authorized attorney of Justinvale Limited

By:	/s/ Martin Lockyer

in the presence of:	/s/ Rick Davis

Witness: Rick Davis
Occupation: Executive
Address: 14963 23rd Ave., Surrey, BC V4A
9X2

[Guarantee]

The Administrative Agent

HSBC BANK PLC

By:	/s/ Jeremy Causton
Name: Jeremy Causton
Title: Authorized Signatory

[Guarantee]

Exhibit I

to the Guarantee

FORM OF GUARANTEE SUPPLEMENT

SUPPLEMENT NO.      dated as of                      (this “Supplement”), to the Guarantee dated as of October [    ], 2010 (the “Guarantee”), among each of the Guarantors listed on the signature pages thereto (each such entity individually, a “Guarantor” and, collectively, the “Guarantors”), and HSBC Bank plc, as Administrative Agent for the Secured Parties.

1. Reference is made to the Credit Agreement dated as of October [    ], 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), between, among others, 6922767 HOLDING S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”) (the “Company”), CHC HELICOPTER HOLDING S.À R.L. , a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg (the “Parent”), CHC HELICOPTER S.A., a société anonyme incorporated under the laws of Luxembourg (the “Initial Borrower”), the LENDERS party hereto from time to time, HSBC BANK PLC, as administrative agent (in such capacity, together with any successor administrative agent appointed pursuant to the provisions of Article VIII, the “Administrative Agent”), HSBC CORPORATE TRUSTEE COMPANY (UK) LIMITED, as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to the provisions of Article VIII, the “Collateral Agent”) for the Lenders, MORGAN STANLEY SENIOR FUNDING, INC. (“Morgan Stanley”), as syndication agent (in such capacity, the “Syndication Agent”), Morgan Stanley, HSBC Securities (USA) Inc., RBC Capital Markets Corporation and UBS Securities LLC as joint lead arrangers and joint bookrunners (in such capacity, the “Joint Lead Arrangers”) and Royal Bank of Canada and UBS Securities LLC as Documentation Agents.

2. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee.

3. The Guarantors have entered into the Guarantee in order to induce the Lenders to make Loans and each Issuing Bank to issue Revolving Letters of Credit and Lenders or Affiliates of Lenders to enter into Interest Rate Agreements, Currency Agreement or Commodity Agreements and arrangements constituting Cash Management Obligations. Section 4.12 of the Guarantee provides that additional Subsidiaries may become Guarantors by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement, in accordance with the requirements of the Credit Agreement, to become a Subsidiary Guarantor under the Guarantee, in order to induce the Lenders to make additional Loans, each Issuing Bank to issue additional Revolving Letters of Credit, the Lenders or Affiliates of Lenders to enter into Interest Rate Agreements, Currency Agreements or Commodity Agreements and arrangements constituting Cash Management Obligations and as consideration for Loans previously made, Revolving Letters of Credit previously issued and Interest Rate Agreements, Currency Agreements or Commodity Agreements and arrangements constituting Cash Management Obligations previously entered into.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 4.12 of the Guarantee, the New Subsidiary by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor, and the New Subsidiary hereby agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder. Each reference to a “Guarantor”, in the Guarantee shall be deemed to include the New Subsidiary. The Guarantee is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. [Notwithstanding anything herein or in any other Loan Documents to the contrary, each New Subsidiary’s liability hereunder and under the other Loan Documents is subject to: [insert limitations per any jurisdictional requirements of law, if any]. This provision shall be paramount to every other provision of this Supplement and the Loan Documents.]

SECTION 4. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Administrative Agent has executed a counterpart hereof.

SECTION 5. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guarantee.

SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.

[Insert Company Name],
as New Subsidiary

By:
Name:
Title:

The Administrative Agent

HSBC BANK PLC

By:
Name: Title: